SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

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Date of Report: September 24, 2008

NeoMedia Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Concourse Parkway, Suite 500, Atlanta, GA	30328
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(678) 638-0460

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

On September 24, 2008, NeoMedia Technologies, Inc., a Delaware corporation (the "Company") executed a Letter Agreement with YA Global Investments, L.P. (“YAGI”) pursuant to which YAGI agreed to extend the maturity dates of (a) a certain Secured Convertible Debenture, dated August 23, 2006, issued by the Company to YAGI in the principal amount of Five Million Dollars ($5,000,000) and (b) a certain Secured Convertible Debenture, dated December 26, 2006, by the Company to YAGI in the principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000), each to July 29, 2010. A copy of the Letter Agreement is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c)  Not applicable.

(d) Exhibit No. Description:

EXHIBIT	DESCRIPTION	LOCATION
Exhibit 10.1	Letter Agreement, dated September 24, 2008, by and	Provided herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2008	NEOMEDIA TECHNOLGIES, INC.

By: /s/ Michael W. Zima__
Name: Michael W. Zima
Its: Chief Financial Officer